Exhibit 10.1

FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), is entered into as of June 26, 2025 (the “Amendment Date”), by and between Capstone Holding Corp., a Delaware corporation (the “Company”), and Tumim Stone Capital, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS:

A. The Company and the Investor executed and delivered that certain Common Stock Purchase Agreement, dated as of May 14, 2025 (the “Purchase Agreement”); and

B. The Company and Investor wish to amend the Purchase Agreement in certain respects.

NOW THEREFORE, the Company and the Investor severally (and not jointly) hereby agree as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

2. AMENDMENT.

The definition of “VWAP Purchase Maximum Amount” in Annex I of the Purchase Agreement shall be deleted and replaced in full with the following:

“VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lower of: (a) the product (rounded up or down to the nearest whole number) obtained by multiplying (x) the daily trading volume in the Common Stock on the Trading Market (or an Eligible Market, as applicable) on the applicable VWAP Purchase Exercise Date for such VWAP Purchase by (y) 0.40; and (b) the quotient (rounded up or down to the nearest whole number) obtained by dividing (x) $3,000,000 by (y) the VWAP on the Trading Market (or an Eligible Market, as applicable) on the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).

3. GOVERNING LAW; MISCELLANEOUS.

a. Choice of Law/Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws provided for in the Purchase Agreement. Any action brought by either Party against the other concerning the transactions contemplated by the Purchase Agreement or this Amendment, or any other agreement, certificate, instrument or document contemplated hereby or thereby, shall be brought and enforced in the venue provided for the Purchase Agreement.

b. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

c. Effect on Purchase Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

d. Counterparts; Signatures by Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. This Amendment, once executed by a Party, may be delivered to the other Party hereto by facsimile or e-mail transmission of a copy of this Amendment bearing the signature of the Party so delivering this Amendment.

e. Construction; Headings.  This Amendment shall be deemed to be jointly drafted by the Company and the Investor and shall not be construed against any person as the drafter hereof. The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

f. Severability. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

g. Entire Agreement; Amendments. The Purchase Agreement, this Amendment, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investor.

h. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

i. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

j. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Amendment to be duly executed as of the date first above written.

COMPANY:
CAPSTONE HOLDING CORP.

By:	/s/ Matthew E. Lipman
Name:	Matthew E. Lipman
Title:	Chief Executive Officer

INVESTOR:
TUMIM STONE CAPITAL, LLC

By:	3i Management, LLC, its Manager

By:	/s/ Maier Joshua Tarlow
Name:	Maier Joshua Tarlow
Title:	Manager

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